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                                                                    Exhibit 24.5

                                POWER OF ATTORNEY
                      for Aspen Insurance Holdings Limited
             Registration Statement on Form F-1 and Related Filings

     KNOW ALL MEN by these presents, that Prakash Melwani does hereby make, constitute and appoint Christopher O'Kane and Julian Cusack, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver a registration statement on Form F-1 of Aspen Insurance Holdings Limited with the Securities and Exchange Commission of the United States of America under the provisions of the Securities Act of 1933, including any and all amendments to such registration statement, a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission; such registration statement and each such amendment or document to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney-in-fact, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on this 15th day of September, 2003.


                                                  By:      /s/ Prakash Melwani
                                                         -----------------------
                                                  Name:    Prakash Melwani
                                                  Title:   Director